1 Private and Confidential Corinna Refsgaard 7 March 2024 Dear Corinna, Ref: GXO Logistics FST Limited Offer Letter – Chief Human Resources Officer It has been a great pleasure to meet with you recently. Further to our recent discussions, I am delighted to offer you the role Chief Human Resources Officer of GXO based in the UK. This offer letter contains a summary of the key terms of your proposed employment with GXO. The full terms of the offer are set out in the attached service agreement between GXO Logistics FST Limited ("the Employer") and you (the "Service Agreement"), the terms of which you agree to enter into in consideration of the benefits set out in this offer letter. The key terms of your offer are as follows (the "Company" refers to GXO for these purposes): • Your initial annual base salary (ABS) will be £402,000 per annum, gross of any statutory deductions. Your base salary will be reviewed from time to time as part of the Company’s annual salary review process. • You are entitled to 25 days’ holiday per annum in addition to the normal public holidays within the holiday year, January to December. • Your role will be based at the Company's London office at 180 Great Portland Street, London, W1W 5QZ, UK and the UK Head Office in Northampton at Lancaster House, Nunn Mills Road, Northampton, NN1 5GE. You will be required to travel regularly within the United Kingdom and Ireland, the United States, Europe, and globally across the rest of the world for the performance of your duties, and you will keep a proper and auditable daily record of the locations where the duties are performed by you. • I understand that your home residence will remain south of Copenhagen, Denmark. Given your global role, the Company expects that you will spend a minimal amount of time working remotely from Denmark. The Company will deduct tax and other statutory deductions from your pay, and we will have further review of your tax situation to determine the appropriate jurisdictions in this regard. Additionally, whenever possible, the Company expects that you will execute any agreements on behalf of the Company while working within the UK. • Your ability to work in the UK is conditional upon you having the right to work in the UK and you holding all the required Home Office approvals necessary to do so. The Company is therefore committed to sponsoring you to make an application for a work visa, and so your start date within the UK and offer are accordingly conditional upon such visa approvals, which will include suitable proof of identity. • Details of your entitlement to notice are included in your Service Agreement. • Signing-On Bonus: You will receive a £100,500 signing-on bonus, less applicable taxes and deductions. This bonus is payable within 45 days of your start date. Please review and sign the Agreement and Promise of Reimbursement. • Annual Incentive: You will be eligible to participate in the Company's Annual Short-term Incentive, subject to the terms and conditions of the scheme as may be in effect from time to time. Your target incentive will initially be 100% of your annual base salary. You will have the opportunity to earn 0% to 200% of your target incentive based on the aggregate level of achievement of the performance goals outlined in the applicable incentive plan. Your AIP award will be pro-rated for the year in which you join the Company. o Performance goals will be determined annually by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") or its delegate

2 in its sole discretion. The Compensation Committee shall have discretion to amend such goals as it sees fit. o You have no contractual entitlement to an award. The Annual Short-term Incentive is discretionary and may be modified or withdrawn at the Company's sole discretion. • Your Service Agreement contains a confidentiality clause and a number of restrictive covenants that you are expected to affirm. For the avoidance of doubt, the Company acknowledges and approves the following roles’/business interests that you will hold outside of your employment with GXO and of which you have made us aware: • o Your participation on the advisory Board of a German family-owned company, namely German Family Holding GmbH & Co. KG (HGDF). The Company approves you attending the Board meetings as part of your Board duties five times per year. o Your business interest in the farm that you own in Denmark, on the condition that your business interest in the farm does not conflict with your working time whilst performing your duties for GXO. • Long-term Incentive: You will be eligible for a 2024 Long-Term Incentive (LTI) award pursuant to the terms of the GXO Logistics, Inc. 2021 Omnibus Incentive Compensation Plan (the "Plan"), as may be amended from time to time and applicable award agreements. Any such award will be contingent upon the approval of the Compensation Committee or its delegate. The LTI annual award is non-contractual and discretionary and may be modified or withdrawn at the Company's sole discretion. o Your eligibility for, as well as the amount or components of payment of, any annual and/ or long-term incentive awards are subject to the terms of the Plan and your applicable award agreements, and may be reflective of your individual performance and contributions, the Company and/or business unit performance, as applicable, and the scope and expectations of your position/ role in the Company and/or your business unit as determined by the Company or the Compensation Committee in its or their sole discretion. You expressly acknowledge and agree that any annual and long-term incentives are subject to change at the sole discretion of the Company. o For the avoidance of any doubt, in the event that, as at the payment or vesting date in respect of all or any part of any incentive awarded to you in accordance with the terms of this letter, you are no longer employed by the Company, or you are otherwise under notice of termination of employment (excluding non-fault termination), you shall have no entitlement in respect of such award. • You will be eligible to participate in the Company car arrangements applicable to your grade at the Employer. As a reference, a car allowance is currently set at £780.00 per month for your grade. Further details are set out in your Service Agreement. • You will be covered by the Company's business travel insurance scheme. This is an insured benefit and is subject to restrictions imposed by the insurers. • The Company will provide you with fully paid tax advisory services with its tax advisors, including the completion and submission of the A-1 form and any other required services for the purposes of your role with the Company • The Company will provide you with a Company credit card for all expenses incurred in the course of your employment. On this basis, expenses will be processed through the Company credit card, and you should therefore not be required to submit an expenses form for reimbursement of expenses. In the event that any reimbursement of expenses is required including the reimbursement of expenses associated with your commute, the Company shall ensure that you are not adversely impacted by any tax payable. • You shall be covered by the D&O Policy that the Company has in place with its insurance provider for the benefit of its statutory directors.

3 • Other terms and conditions are outlined in your Service Agreement (i.e., healthcare insurance for you and your family and pension arrangements if you are to be automatically enrolled into a UK pension scheme). • Your position with the Company and the terms of your employment may result in your inclusion in the Company's public filings with the Securities and Exchange Commission (SEC), in accordance with US regulatory requirements. Your inclusion in the Company's SEC filings could result in the public disclosure of your personal information including but not limited to your employment terms and conditions and compensation arrangements, required compliance with additional insider trading regulations and regular filing of public disclosure documents related to your employment and compensation. Your acceptance of this offer acknowledges your understanding of and consent to these filings. • In the event of any inconsistency between the terms of this offer letter and the terms and conditions of any compensation or incentive plan, rules, award, or other agreement referred to herein (together, "Plan Documents"), then the terms of the relevant Plan Documents will prevail. In the event of any inconsistency between the terms of this offer letter and the Service Agreement, then the terms of the Service Agreement will prevail. I am sending an electronic copy of this letter. Please sign and return a copy for acceptance. I trust the above details outline the position satisfactorily. However, should you have any questions please do not hesitate to contact me. I look forward to receiving your signed acceptance. Yours sincerely, /s/ Malcolm Wilson Chief Executive Officer Malcolm Wilson On behalf of GXO Logistics FST Limited I hereby accept the offer of employment as detailed in the above offer letter /s/ Corinna Refsgaard March 7, 2024 Signed: _____________________________ Date: _____________________________ Corinna Refsgaard